SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                                 March 25, 1998


                                Rio Grande, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



1-8287                                                                74-1973357
(Commission File Number)                 (I.R.S. Employer Identification Number)



10101 Reunion Place, Suite 210
San Antonio, Texas                                                    78216-4156
-------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (210) 308-8000

Item 5.   Notice of Letter  Agreement  with Senior Lender  Deferring  Compliance
          Date.

         As previously reported, the Company received a Borrowing Base Determination Notice advising the Company that effective February 1, 1998, the Company's Borrowing Base had been redetermined to be $6,500,000. The balance of the Company's current outstanding indebtedness with Comerica Bank - Texas (the "Bank"), its senior lender, is approximately $13,178,000, which exceeds the Borrowing Base by approximately $6,678,000 (the "Deficiency"). Under the terms of the Loan Agreement, the Company had until March 4, 1998 to either provide the Bank with additional collateral to increase the Borrowing Base, or reduce the outstanding balance of the Company's indebtedness to an amount less than or equal to the redetermined Borrowing Base.

         The Company has entered into subsequent letter agreements with the Bank which extend to the close of business on Friday, April 3, 1998, the time by which the Company must eliminate the Deficiency in the manner set forth above or reach other accommodation with the Bank. For and in consideration of the extension to April 3, 1998, the Company agreed to execute certain supplemental documents pertaining to collateral properties; pay an extension fee of $25,000 on or before April 3, 1998; terminate its ability to utilize the Eurodollar Rate Option under the Loan Agreement; increase the applicable interest rate to prime rate plus three percent; execute a letter waiving compliance with the working capital covenant for the month of November 1997; pay the Bank specified legal and engineering expenses and furnish the Bank with copies of any agreements related to any proposed refinancing. The description of the agreements as set forth above is qualified in its entirety by reference to the agreements themselves, copies of which are attached hereto as exhibits.

         The Company currently has no commitment for any additional financing and there is no assurance that the Company will be able to refinance either the Deficiency or the entire balance of the indebtedness. The Company is continuing to evaluate and pursue alternatives in connection with addressing the Deficiency, which include, but are not limited to, refinancing the Deficiency or the entire indebtedness with another lender or seeking further accommodation from its existing lender. The recent decline in oil prices and the potential effect such decline may have on gas prices could adversely affect the Company's ability to secure alternative financing. No assurance can be given that the Company will be successful in its efforts to obtain additional financing sufficient to address the requirements of the Bank or that the Bank will be amenable to any further extensions of the compliance date or other accommodation

         If the Company is unable to make the requisite principal reduction by April 3, 1998 or satisfy the requirements of the Bank in some other manner, the Company would be in default under the terms of the Loan Agreement and the Bank may seek to exercise its remedies under the Loan Agreement, which include, but are not limited to, foreclosure of its security interest in the collateral and notification to purchasers of the Company's products to direct funds representing the proceeds of such purchases to the Bank.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements

                           Not applicable.

                  (b)      Exhibits

                            Number                             Document

                             99(b)                    Comerica   Bank  -   Texas
                                                      letter dated  February 18,
                                                      1998,   regarding   waiver
                                                      letter          concerning
                                                      non-compliance        with
                                                      working  capital  covenant
                                                      for   month  of   November
                                                      (E-1).

                             99(c)                    Comerica   Bank  -   Texas
                                                      letter   dated   March  5,
                                                      1998,  regarding Borrowing
                                                      Base            Deficiency
                                                      Deferral/Waiver     Letter
                                                      concerning  non-compliance
                                                      with    working    capital
                                                      covenant   for   month  of
                                                      December (E-5).

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           RIO GRANDE, INC.



                                           By:           /s/
                                              Guy Bob Buschman, President



Dated:  March 25, 1998

Comerica Bank - Texas                                            P.0. Box 650282
                                                       Dallas, Texas  75265-0282


                                                 February 18, 1998

VIA FACSIMILE - 210/308-8111

Mr. Guy Bob Buschman
President
Rio Grande, Inc.
Rio Grande Drilling
Union Square, Suite 201
San Antonio, Texas 78216

          Re: Waiver Letter Concerning Non-Compliance With Working Capital Covenant For Month of November

Dear Guy Bob:

         We refer to the Loan Agreement among Rio Grande, Inc., Rio Grande Drilling Company and Comerica Bank - Texas dated as of March 8, 1996, as amended by the First Amendment to Loan Agreement dated as of January 15, 1997 (collectively, the "Loan Agreement"). The defined terms in this letter have the same meanings as are set forth in the Loan Agreement except that "you" and "yours" means the Borrowers, and "we", "ours" and "us" mean the Bank.

         Your financial statements for the month ending November 30, 1997, reflect that your working capital is negative and therefore is not in compliance with the covenant contained in Section 7.8 of the Loan Agreement. Effective upon the execution by you of this letter, we are waiving your working capital covenant non-compliance which is reflected on your financial statements for the month of November 1997 and which may have been reflected on financial statements for months prior to November 1997. This waiver is limited to working capital covenant non-compliance reflected on your financial statements of November 1997 and earlier only, and does not apply to any working capital covenant non-compliance which may be reflected on your subsequent financial statements. We will address subsequent working capital covenant non-compliance on a "financial statement by financial statement" basis.

         In consideration of the foregoing, you agree as follows:

                  1. Payment of Our Legal Expenses. We have incurred legal expenses in connection with your credit facility. You have agreed to pay our legal expenses as provided in Section 12.0 of the Loan Agreement. Attached are statements from our counsel for work incurred in connection with your credit facility as follows:

Mr. Guy Bob Buschman
February 18, 1998
Page 2

           Statement Date          Month Covered                  Amount

           12/5/97                 November 1997                  $  7,588.55
           1/14/98                 December 1997                  $  7,608.71
           2/11/98                 January 1998                   $  8,781.11
                                                                  -----------
                                   TOTAL:                         $23,978.37

                    We anticipate legal expenses of approximately $9,500 for the month of February, 1998. Accordingly, upon your execution of this letter, you will pay November, December and January statements totaling $23,978.37 directly to Strasburger & Price, and deposit with us the sum of $9,500 which we will apply to our February legal fees for work done on your credit facility. We will account to you for the deposit. If the total amount of the legal expenses for the month of February is less than $9,500, we will either refund the balance to you or hold it to apply to subsequent expenses you are obligated to pay, as you direct. If the total of the legal expenses for the month of February is greater than $9,500, we will bill you for the balance and you will pay it promptly. We will, of course, furnish you with a copy of the February statement we receive from our counsel.

                  2. Payment of Our Engineering Expenses for Borrowing Base Determinations. We have incurred engineering expenses in connection with the Borrowing Base determinations under your credit facility, computed at $100 per hour which is the rate for all our petroleum customers. You have agreed to pay up to $5,000 of our engineering expenses per redetermination of the Borrowing Base as provided in
         Section 6.6 of the Loan Agreement. We incurred $6,198.72 of engineering expenses for the determination of the Borrowing Base as of August 1, 1997, which we did not determine at your request, for which we are charging you $5,000. We have incurred $700 of engineering expenses for the determinations of the Borrowing Base with respect to the various collateral releases done in the last quarter of 1997. We have incurred $8,263 51 of engineering expenses for the determination of the Borrowing Base as of February 1, 1998, for which we are charging you $5,000. A copy of the invoice for these Borrowing Base determinations is attached. Upon your execution of this letter, you will pay us $10,700 for these engineering expenses.

Mr. Guy Bob Buschman
February 18, 1998
Page 3

                  3. Payment of Expenses for Collateral Audit. We have incurred $4,618.13 of expenses in connection with the collateral audit performed by BMNW Resources, L.L.C. in December 1997. A copy of the invoice is attached. You have agreed to pay this expense as part of the general expense reimbursement covenant contained in Section 12.0 of the Loan Agreement. Upon your execution of this letter, you will pay us $4,618.13 for this collateral audit expense.

                  4. Deed of Trust / Mortgage Cleanup. As you know, in December we completed a collateral audit of the various properties which secure the Obligations for the purposes of identifying matters which need to be corrected in order to describe fully the collateral intended as security for the Obligations. We are appreciative of the assistance and support you provided us during the course of the collateral audit. We have prepared the various correction documents necessary to supplement the existing mortgages to correct omissions and defects in the creation of the Loan Documents and to evidence more fully the liens which secure the Obligations. A documentation package containing duplicate execution counterparts of the correction documents is enclosed. Execution instructions are attached. Please follow the execution instructions, and then return the executed documents to us by courier. Note that the Louisiana First Amendments to Present and Future Obligations Mortgages (the "Louisiana First Amendments") are to be executed, but not the Louisiana First Amendments themselves. Both of us need to sign the Louisiana First Amendments in the presence of the same witnesses and notary. We can sign them together when we meet this Friday at your office. This will confirm your agreement contained in Section 6.10 of the Loan Agreement to execute all such additional documents as are necessary to accomplish the foregoing.

                  5. Release of Claims. You hereby release and forever discharge us from any and all Claims (as hereinafter defined), whether known or unknown and whether arising now or which may arise in the future, from any event or set of circumstances that took place or transpired prior to your execution of this letter. "Claims" as used in the preceding sentence means all claims, demands, obligations, liabilities, breaches of contract, acts, omissions, misfeasance, malfeasance, cause or causes of action, controversies, damages and losses of every type, kind, nature or character which could have been, might or may be claimed to exist.

         The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a waiver of or a consent to the modification of or deviation from any other term or condition of the Loan Agreement or the Loan Documents, or (b) to prejudice any right which we

Mr. Guy Bob Buschman
February 18, 1998
Page 4


         may now have or may have in the future under or in connection with the Loan Agreement and the Loan Documents.

         Please indicate your agreement and acceptance of the foregoing by signing below, and then returning the extra copy of this letter to me. Thank you.

                                                 Very truly yours,

                                                 COMERICA BANK TEXAS

                                                 /s/

                                                 V. Mark Fuqua
                                                 Senior Vice President
                                                 Energy Lending


AGREED AND ACCEPTED as of February 18, 1998

RIO GRANDE, INC


By            /s/
         Guy R. Buschman, President

RIO GRANDE DRILLING COMPANY


By           /s/
          Guy R. Buschman, President

Comerica Bank-Texas                                              P.O. Box 650282
                                                        Dallas. Texas 75265-0282

                                  March 5, 1998


VIA FACSIMILE - 210/308-8111

Mr. Guy Bob Buschman
President
Rio Grande, Inc.
Rio Grande Drilling Company
Union Square, Suite 201
San Antonio, Texas 78216

          Re: Borrowing Base Deficiency Deferral/Waiver Letter Concerning Non-Compliance with Working Capital Covenant for Month of December

Dear Guy Bob:

         We refer to the Loan Agreement among Rio Grande, Inc., Rio Grande Drilling Company and Comerica Bank -Texas dated as of March 8, 1996, as amended by the First Amendment to Loan Agreement dated as of January 15, 1997 (collectively, the "Loan Agreement"). The defined terms in this letter have the same meanings as are set forth in the Loan Agreement except that "you" and "yours" means the Borrowers, and "we", "ours" and "us" mean the Bank.

         Pursuant to our letter to you of February 2, 1998, we notified you that
(a) the Principal Debt exceeds the Borrowing Base by $6,678,002 (the "Deficiency"), and (b) the thirty (30) day period to cure the Deficiency will expire on the close of business this coming Wednesday, March 4, 1998. You have indicated that you are not prepared to comply with the provisions of Section 3.4 of the Loan Agreement by the close of business this coming Wednesday, March 4, 1998, and you have requested that we extend this compliance date to the close of business on Friday, April 3, 1998. Effective upon your execution of this letter and your compliance with the conditions specified below, we agree that the period given you to elect one of the options available under Section 3.4 of the Loan Agreement to eliminate the Deficiency is extended to the close of business on Friday, April 3, 1998.

         Your financial statements for the month ending December 31, 1997, reflect that your working capital is negative and therefor is not in compliance with the covenant contained in Section 7.8 of the Loan Agreement. Effective upon the execution by you of this letter and your compliance with the conditions specified below, we are waiving your working capital covenant non-compliance which is reflected on your financial statements for the month of December 1997 and which may have been reflected on financial statements for months prior to December 1997. This waiver is limited to working capital covenant non-compliance reflected on your financial statements of December 1997 and earlier only, and it does not apply to any working capital covenant non-compliance which may be reflected on your subsequent financial statements. We will address subsequent working capital covenant non-compliance on a "financial statement by financial statement" basis.

Mr. Guy Bob Buschman
March 5, 1998
Page 2

         In consideration of the foregoing, you agree as follows:

                  l. Waiver Letter Concerning Non-Compliance With Working Capital Covenant for Month of November 1997. You will sign the waiver letter concerning noncompliance with your working capital covenant for the month of November 1997 dated February 18, 1998 ("November Working Capital Waiver Letter"). You will promptly pay the items specified in Sections 1, 2 and 3 of the November Working Capital Waiver Letter.

                  2. Deed of Trust - Mortgage Cleanup. You have reviewed the document package described in Section 4 of the November Working Capital Waiver Letter, and you have indicated there are a number of errors in the legal descriptions affixed to some of those documents. As you know, our engineering consultants, BMMW Resources, Inc., provided those descriptions with the assistance of your personnel during the collateral audit performed in December 1997. Simultaneously with your execution of this letter, you will sign all of the documents enclosed in the document package described in Section 4 of the November Working Capital Waiver Letter. Then, you will instruct your personnel to work with our attorneys and our engineering consultants to correct those legal description errors which you have identified as soon as possible thereafter. We wish to file these deed of trust/mortgage cleanup documents no later than March 11, 1998, and you will use your best efforts to assist us in correcting the erroneously legal descriptions within this time frame.

                  3. Extension Fee. You will pay us an extension fee of $25,000. The payment will be made on or before April 3, 1998

                  4. Termination of Eurodollar Loan Pricing Option. You and we agree that the Eurodollar Rate option under the Loan Agreement shall no longer be available. Accordingly, all references in the Loan Agreement to Loans bearing interest at the Eurodollar Rate and to Eurodollar Loans generally shall be of no force or effect, and the Eurodollar Rate pricing option shall be deemed to be terminated in all respects.

                  5. Increase in Interest  Rate.  Effective as of March 1, 1998,
         Section 2.9 of the Loan Agreement shall be deemed to be amended so as to read in its entirety as follows:

                           "2.9 Interest Rate. The Principal Debt shall accrue interest (calculated on the basis of the actual days elapsed in a year consisting of 360 days) from March 1, 1998 until maturity (whether by acceleration or otherwise) at a varying rate per annum equal to the lesser of (1) the Maximum Rate or (ii) the Prime Rate plus three percent (3%) per annum. Interest on the Principal Debt computed at the rate of the Prime Rate plus '/2 percent (50%) shall be payable on the last day of each Prime Rate Interest Period. The remaining 2 '/2 percent (2.50%) of interest on the Principal Debt shall accrue and be payable on demand any time

Mr. Guy Bob Buschman
March 5, 1998
Page 3


                           after April 3, 199& Each Prime Rate Loan may be prepaid in whole or in part at any time and from time to time without premium or penalty."

                  6. Possible Refinancing or Other Transaction. You have informed us that there are discussions in progress with respect to the possibility of your refinancing the Obligations with another financial institution or entering into a transaction which shall include the refinancing of the Obligations. You agree to furnish us promptly with a term sheet, a commitment letter and such other documents as are prepared from time to time in connection with any such refinancing. We agree to sign a confidentiality agreement provided its terms are reasonable.

         The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a waiver of or a consent to the modification of or deviation from any other term or condition of the Loan Agreement or the Loan Documents, or (b) to prejudice any right which we may now have or may have in the future under or in connection with the Loan Agreement and the Loan Documents.

         Please indicate your agreement and acceptance of the foregoing by signing below, and then returning the extra copy of this letter to me. Thank you.

                                            Very truly yours,

                                            COMERICA BANK - TEXAS


                                                 /s/

                                                 V. Mark Fuqua
                                                 Senior Vice President
                                                 Energy Lending

Mr. Guy Bob Buschman
March 5, 1998
Page 4



AGREED AND ACCEPTED as of March 5, 1998

RIO GRANDE, INC.

By:            /s/
         Guy R. Buschman, President



RIO GRANDE DRILLING COMPANY


By:          /s/
         Guy R. Buschman, President